                                                                    EXHIBIT 99.1

NEWS RELEASE


Media Contact:                      Investor Contact:
Nancy Farrar                        Neil Shoop
Farrar Public Relations             Treasurer
(817)937-1557                       (214)589-8561

FOR IMMEDIATE RELEASE


                  TRINITY INDUSTRIES REPORTS NET INCOME FOR THE

                             SECOND QUARTER OF 2003

         DALLAS - August 6, 2003 - Trinity Industries, Inc., (NYSE:TRN) today reported financial results for the second quarter of 2003.

         For the quarter ended June 30, 2003, the company reported a net income of $3.5 million, or 8 cents per diluted share, on revenues of $365.8 million. This compares to a net loss of $5.7 million, or 13 cents per diluted share, on revenues of $366.0 million in the second quarter of 2002. Results for the quarter include an after-tax gain on the sale of a manufacturing facility of $2.0 million, or 4 cents per share. Prior year results included charges of $2.6 million after tax, or 6 cents per share for collectibility of an equipment lease receivable and charge-off of debt issuance costs related to loan agreements that were replaced. For the six months ended June 30, 2003, net loss was $11.0 million, or 24 cents per diluted share, on revenues of $654.9 million compared to a net loss of $14.3 million, or 32 cents per diluted share, on revenues of $750.3 million for the same period last year.

         "The second quarter not only marks a return to profitability for the Company, we also had healthy growth in our backlogs in the Rail Group, the Inland Barge Group, the Concrete and Aggregates business as well as our U.S. LPG Container business," said Timothy R. Wallace, Trinity's chairman, president and CEO. "Our North American railcar backlog is our largest backlog in over 3 years and reflects signs of an industry wide recovery. Year over year, the Company's second quarter railcar backlog revenue grew 82% and barge backlog revenue grew 43%. We see the barge orders we received from large customers clearly as a vote of confidence in the quality of our barges."

         "During the second quarter, we sold $25 million worth of specialty railcars from our leasing company. The majority of these railcars consisted of a portfolio of newly designed, jumbo hopper cars which were developed specifically for transporting a lightweight grain product that is a by-product of the ethanol market. This transaction reflects our strategy of pursuing new markets for railcars by designing new products which are introduced through our leasing company and eventually sold to other leasing companies. I'm also pleased with the progress we are making to enhance our capital structure," Wallace said.

         Trinity Industries, Inc., with headquarters in Dallas, Texas, is one of the nation's leading diversified industrial companies. Trinity reports five principal business segments: the Trinity Rail Group, Trinity Railcar Leasing and Management Services Group, the Inland Barge Group, the Construction Products Group and the Industrial Products Group. Trinity's web site may be accessed at http://www.trin.net.

         This news release contains "forward looking statements" as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity's Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made.


                              - TABLES TO FOLLOW -

                            TRINITY INDUSTRIES, INC.
                    CONDENSED CONSOLIDATED INCOME STATEMENTS
                     (in millions, except per share amounts)


                                                        Three Months                 Six Months
                                                       Ended June 30,              Ended June 30,
                                                   ---------------------      ----------------------
                                                     2003         2002          2003          2002
                                                   --------     --------      --------      --------
Revenues                                           $  365.8     $  366.0      $  654.9      $  750.3

Operating profit (loss)                            $   10.4     $    3.2      $   (1.0)     $   (1.0)

Other expense                                           5.6         10.9          14.2          18.1
                                                   --------     --------      --------      --------

Income (loss) before income taxes                       4.8         (7.7)        (15.2)        (19.1)

Provision (benefit) for income taxes                    1.3         (2.0)         (4.2)         (4.8)
                                                   --------     --------      --------      --------

Net income (loss)                                  $    3.5     $   (5.7)     $  (11.0)     $  (14.3)
                                                   ========     ========      ========      ========

Net income (loss) per common share:
   Basic                                           $   0.08     $  (0.13)     $  (0.24)     $  (0.32)
                                                   ========     ========      ========      ========

   Diluted                                         $   0.08     $  (0.13)     $  (0.24)     $  (0.32)
                                                   ========     ========      ========      ========

Weighted average number of shares outstanding:
   Basic                                               45.5         45.5          45.5          44.5
   Diluted                                             45.6         45.5          45.5          44.5

                            Trinity Industries, Inc.
                             Condensed Segment Data
                                  (in millions)

REVENUES:

                                                 Three Months                Six Months
                                                Ended June 30,             Ended June 30,
                                             --------------------      --------------------
                                               2003         2002         2003         2002
                                             -------      -------      -------      -------
Trinity Rail Group                           $ 154.7      $ 139.4      $ 303.8      $ 310.5

Construction Products Group                    132.3        146.2        235.8        259.3

Inland Barge Group                              43.2         57.9         87.3        119.1

Industrial Products Group                       28.5         32.9         57.0         64.2

Trinity Railcar Leasing &
Management Services Group                       54.3         26.9         82.8         53.6

All Other                                        7.7          8.2         15.0         17.4

Eliminations                                   (54.9)       (45.5)      (126.8)       (73.8)
                                             -------      -------      -------      -------

     Total revenues                          $ 365.8      $ 366.0      $ 654.9      $ 750.3
                                             =======      =======      =======      =======


OPERATING PROFIT (LOSS):


                                                 Three Months                Six Months
                                                Ended June 30,             Ended June 30,
                                             --------------------      --------------------
                                               2003         2002         2003         2002
                                             -------      -------      -------      -------

Trinity Rail Group                           $  (6.1)     $ (12.8)     $ (16.4)     $ (25.0)

Construction Products Group                     15.3         17.2         18.4         24.7

Inland Barge Group                               1.0          1.1          0.2          3.0

Industrial Products Group                        1.6         (1.6)         1.6         (0.7)

Trinity Railcar Leasing & Management
Services Group                                  12.6          7.1         21.2         14.2

All Other                                       (2.1)        (0.9)        (3.0)        (3.8)

Corporate & Eliminations                       (11.9)        (6.9)       (23.0)       (13.4)
                                             -------      -------      -------      -------

     Consolidated                            $  10.4      $   3.2      $  (1.0)     $  (1.0)
                                             =======      =======      =======      =======

                            TRINITY INDUSTRIES, INC.
                      Condensed Consolidated Balance Sheet
                                  (in millions)

                                                       June 30,    December 31,
                                                       --------    ------------
                                                         2003          2002
                                                       --------      --------
Cash and equivalents                                   $   71.9      $   19.1
Receivables and inventories                               427.8         381.5
Income tax receivable                                       4.6          50.0
Net property, plant and equipment, at cost (1)          1,014.6         947.4
Other assets                                              533.1         544.9
                                                       --------      --------
                                                       $2,052.0      $1,942.9
                                                       ========      ========

Accounts payable and accrued liabilities               $  419.5      $  396.0
Debt (2)                                                  491.9         488.9
Other liabilities                                          90.1          56.4
Series B preferred stock                                   57.6            --
Stockholders' equity                                      992.9       1,001.6
                                                       --------      --------
                                                       $2,052.0      $1,942.9
                                                       ========      ========


(1) PROPERTY, PLANT AND EQUIPMENT
Corporate/Manufacturing:
     Property, plant and equipment                     $  954.5      $  901.8
     Accumulated depreciation                            (559.4)       (493.6)
                                                       --------      --------
                                                          395.1         408.2
                                                       --------      --------
Leasing:
     Equipment on lease                                   739.3         650.0
     Accumulated depreciation                            (119.8)       (110.8)
                                                       --------      --------
                                                          619.5         539.2
                                                       --------      --------

                                                       $1,014.6      $  947.4
                                                       ========      ========

(2) DEBT
Corporate/Manufacturing:
     Revolving commitment                              $     --      $   48.0
     Term commitment                                      148.5         149.3
     Other                                                  5.6           6.4
                                                       --------      --------
                                                          154.1         203.7
                                                       --------      --------
Leasing:
     Equipment trust certificates                         170.0         171.4
     Warehouse facility                                   167.8         113.8
                                                       --------      --------
                                                          337.8         285.2
                                                       --------      --------

                                                       $  491.9      $  488.9
                                                       ========      ========

                                     - END -



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